                                                                    EXHIBIT 24.1


                       THE GOODYEAR TIRE & RUBBER COMPANY

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, THE GOODYEAR TIRE & RUBBER COMPANY, a corporation organized and existing under the laws of the State of Ohio (the "Company"), and the undersigned directors and officers of the Company hereby constitute and appoint ROBERT J. KEEGAN, ROBERT W. TIEKEN, C. THOMAS HARVIE, JOHN W. RICHARDSON and STEPHANIE W. BERGERON, and each of them severally, their true and lawful attorneys-in-fact and agents, to do any and all of the acts and things and to execute any and all instruments which said attorneys and agents or any one or more of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and any and all other applicable laws, in connection with the registration under the Securities Act of up to a maximum of $2,500,000,000 in shares of the Common Stock, without par value, of the Company (the "Common Stock") and options, rights, warrants, stock purchase contracts and units and other instruments for the purchase of, and debt securities and other instruments exchangeable for, convertible into or otherwise relating to, the Common Stock (collectively "Equity Securities") and/or notes, bonds, debentures and other debt instruments, including debt securities convertible into shares of the Common Stock and/or other Equity Securities of the Company, options, rights, warrants and other similar securities for the purchase of, or otherwise relating to, such debt instruments (collectively "Debt Securities"), and/or any other securities (including guarantees) issued by the Company (or a subsidiary of the Company) for offer and sale and issuance and delivery from time to time by the Company, each such share of Common Stock, each other Equity Security, each such Debt Security and each other security to be registered for offer and sale and issuance and delivery from time to time by the Company; including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of THE GOODYEAR TIRE & RUBBER COMPANY and the names of the undersigned directors and officers in the capacities indicated below to one or more Registration Statements on Form S-3, or such other form or forms of registration statement as may be required by the Securities and Exchange Commission, under the Securities Act, each said Registration Statement may also be filed as a shelf registration pursuant to Rule 415 promulgated under the Securities Act, and to any and all pre-effective amendments, post-effective amendments and other amendments to or constituting a part of any of the said Registration Statements which may be filed from time to time and to any and all instruments or documents filed as a part of or in conjunction with any of the said Registration Statements or any pre-effective, post-effective or other amendments, prospectuses, prospectus supplements and other instruments filed in respect of any of the said Registration Statements. Each of the undersigned hereby ratifies and confirms all that the said attorneys-in-fact and agents, or any one or more of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents this 3rd day of June, 2002.

Attest:                       THE GOODYEAR TIRE & RUBBER COMPANY


/s/ C. Thomas Harvie          By        /s/ Samir G. Gibara
-------------------------       ------------------------------------------------
    C. Thomas Harvie,                       Samir G. Gibara,
         Secretary             Chairman of the Board and Chief Executive Officer



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



Chairman of the Board, Chief
  Executive Officer, and Director                                  /s/ Samir G. Gibara
  (principal executive officer)                      -----------------------------------------------------
                                                                       Samir G. Gibara

Executive Vice President
  (principal financial officer)                                    /s/ Robert W. Tieken
                                                     -----------------------------------------------------
                                                                       Robert W. Tieken

Senior Vice President
  (principal accounting officer)                                 /s/ Stephanie W. Bergeron
                                                     -----------------------------------------------------
                                                                     Stephanie W. Bergeron

Director                                                           /s/ John G. Breen
                                                     -----------------------------------------------------
                                                                       John G. Breen

Director                                                          /s/ Edward T. Fogarty
                                                     -----------------------------------------------------
                                                                      Edward T. Fogarty

Director                                                        /s/ William J. Hudson, Jr.
                                                     -----------------------------------------------------
                                                                    William J. Hudson, Jr.

Director                                                           /s/ Robert J. Keegan
                                                     -----------------------------------------------------
                                                                       Robert J. Keegan

Director                                                           /s/ Philip A. Laskawy
                                                     -----------------------------------------------------
                                                                       Philip A. Laskawy

Director                                                            /s/ Steven A. Minter
                                                     -----------------------------------------------------
                                                                        Steven A. Minter

Director                                                             /s/ Agnar Pytte
                                                     -----------------------------------------------------
                                                                         Agnar Pytte

Director                                                           /s/ Martin D. Walker
                                                     -----------------------------------------------------
                                                                       Martin D. Walker

Director                                                           /s/ Kathryn D. Wriston
                                                     -----------------------------------------------------
                                                                       Kathryn D. Wriston

Director                                                           /s/ James M. Zimmerman
                                                     -----------------------------------------------------
                                                                       James M. Zimmerman


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